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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 11, 2002

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            Texas                         1-31447                74-0694415
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


        1111 Louisiana
        Houston, Texas                                              77002
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

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ITEM 5.     OTHER EVENTS.

     On December 5, 2002, CenterPoint Energy, Inc. announced that its Board of Directors had declared a distribution of approximately 19 percent of the 80,000,000 outstanding shares of common stock of its wholly owned subsidiary, Texas Genco Holdings, Inc., to CenterPoint Energy's common shareholders on a pro rata basis. The distribution is expected to be made on January 6, 2003 to each shareholder of record of CenterPoint Energy common stock as of the close of business on December 20, 2002, the record date for the distribution (unless a shareholder disposes of its right to receive Texas Genco shares prior to the distribution date).

     On December 11, 2002, CenterPoint Energy announced that the Securities and Exchange Commission had declared Texas Genco's Form 10 registration statement relating to its common stock effective under the Securities Exchange Act of 1934. Payment of the distribution had been conditional upon the Securities and Exchange Commission declaring the Form 10 registration statement effective. A copy of CenterPoint Energy's press release announcing the declaration of effectiveness is filed with this Current Report as Exhibit 99.1.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

     The following exhibit is filed herewith:

     99.1   Press Release Issued by CenterPoint Energy on December 11, 2002

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CENTERPOINT ENERGY, INC.



Date:  December 11, 2002                  By: /s/ James S. Brian
                                             -----------------------------------
                                             James S. Brian
                                             Senior Vice President
                                             and Chief Accounting Officer

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                                  EXHIBIT INDEX

     EXHIBIT
     NUMBER                 EXHIBIT DESCRIPTION
     ------                 -------------------
      99.1     Press Release Issued by CenterPoint Energy on December 11, 2002